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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-70371 and 333-43282) and Form S-8 (Nos. 333-33127, 333-41298, 333-41296, and 333-41294) of Midcoast Energy Resources,
Inc. of our report dated March 14, 2001 relating to the consolidated financial statements, which appear in this Form 10-K. We also consent to the incorporation by reference of our report dated March 14, 2001 relating to the financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Houston, Texas
April 2, 2001



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